SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 14, 2004




                               Exact Name of Registrant as specified in its charter;
         Commission            State of Incorporation;                                  IRS Employer
         File Number           Address and Telephone Number                             Identification No.
         -----------           ----------------------------                             ------------------
         1-14756               Ameren Corporation                                           43-1723446
                               (Missouri Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         1-2967                Union Electric Company                                       43-0559760
                               (Missouri Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         1-3672                Central Illinois Public Service Company                      37-0211380
                               (Illinois Corporation)
                               607 East Adams Street
                               Springfield, Illinois 62739
                               (217) 523-3600



         333-56594             Ameren Energy Generating Company                             37-1395586
                               (Illinois Corporation)
                               1901 Chouteau Avenue
                               St. Louis, Missouri 63103
                               (314) 621-3222

         2-95569               CILCORP Inc.                                                 37-1169387
                               (Illinois Corporation)
                               300 Liberty Street
                               Peoria, Illinois 61602
                               (309) 677-5230

         1-2732                Central Illinois Light Company                               37-0211050
                               (Illinois Corporation)
                               300 Liberty Street
                               Peoria, Illinois 61602
                               (309) 677-5230


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Reference is made to Note 4 - Short-term Borrowings and Liquidity to the financial statements under Part I, Item 1, and to "Liquidity and Capital Resources - Short-term Borrowings and Liquidity" under "Management's Discussion and Analysis of Financial Condition and Results of Operations," in Part I, Item 2, of the Registrants' combined quarterly report on Form 10-Q for the quarterly period ended March 31, 2004 for a discussion of the Registrants' credit facilities and credit agreement provisions.

     On July 14, 2004, Ameren Corporation entered into two new credit agreements for $700 million in revolving credit facilities to be used for general corporate purposes, including support of commercial paper programs and the utility and the non-state regulated subsidiary money pool arrangements. The $700 million in new facilities includes a $350 million three-year revolving credit facility and a $350 million five-year revolving credit facility. These new credit facilities replaced Ameren Corporation's existing $235 million 364-day revolving credit facility, which matured on July 14, 2004, and a $130 million multi-year revolving credit facility, which would have matured in July 2005. The new credit facilities contain provisions similar to those in the replaced credit facilities which, among other things, place restrictions on the ability to incur liens, sell assets and merge with other entities. They also contain a provision that limits Ameren Corporation's and its subsidiaries', Central Illinois Public Service Company d/b/a AmerenCIPS, Union Electric Company d/b/a AmerenUE, Central Illinois Light Company d/b/a AmerenCILCO, and/or Illinois Power Company (from and after the date that is six months after Ameren Corporation's acquisition of Illinois Power Company), total indebtedness to 60% of total capitalization pursuant to a defined calculation. In addition, the new credit facilities contain indebtedness cross-default provisions and material adverse change clauses, similar to those contained in the replaced credit facilities, which could trigger a default under these facilities in the event that any of the Ameren Corporation subsidiaries (as defined), other than certain project finance subsidiaries, defaults in indebtedness in excess of $50 million. The new credit agreements, like the replaced facilities, also require Ameren Corporation to meet the minimum funding rules of the Employee Retirement Income Security Act of 1974, as amended.


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


                                   SIGNATURES

     Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.


                                          AMEREN CORPORATION
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                    ------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)


                                          UNION ELECTRIC COMPANY
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                    ------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)


                                   CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                    ------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)


                                   AMEREN ENERGY GENERATING COMPANY
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                   -------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)

                                               CILCORP Inc.
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                   -------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)



                                         Central Illinois Light Company
                                               (Registrant)

                                               /s/ Martin J. Lyons
                                   -------------------------------------------
                                                Martin J. Lyons
                                           Vice President and Controller
                                           (Principal Accounting Officer)


Date:  July 14, 2004



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